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                                                                  EXHIBIT 10.82

First Union    1133 Avenue of the Americas
               New York, NY 10036
               Tel 212 840-2000
               http://www.congressfinancial.com


                                 August 9, 2000


Mr. Eugene C. Wielepski
I.C. Isaacs & Company, LP
3840 Bank Street
Baltimore, MD  21224-2522


Dear Gene:

         In reference to the Covenant Supplement to the Accounts Financing Agreement (Security Agreement) dated 6/16/92, as amended, you have advised us that as of 6/30/00 you will not be in compliance with the Net Worth covenant referenced in Sections 1.17 and 4.13, as amended in the Eighteenth Amendment to Financing Agreements dated as of 5/30/00.

         Congress Financial Corporation hereby waives the Net Worth covenant for the period from April 1, 2000 through August 31, 2000.

         In consideration of the above waiver, I.C. Isaacs & Company, LP agrees to pay Congress a fee of $15,000, which shall be charged to your loan account.

                                                  Very truly yours,

                                                  CONGRESS FINANCIAL CORPORATION


                                                  /s/ Robert P. Strack
                                                  Robert P. Strack
                                                  Vice President


AGREED:
I.C. ISAACS & COMPANY, LP


/s/ Eugene C. Wielepski
----------------------------------
By:
Title: Vice President